                                                                   EXHIBIT 10.31
                                                                   -------------

                                                  Inventory, Accounts Receivable
                                              and Intangibles Security Agreement
                                                                    (SHORT FORM)
FLEET BANK
--------------------------------------------------------------------------------

                                                               September 6, 1996


     To secure the due payment and performance of all of the liabilities and obligations hereunder of the undersigned, herein called "Borrower," to Fleet National Bank hereinafter called "Bank," and all other liabilities and obligations of Borrower to Bank of every name and nature whatsoever, direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including, without limitation, the due payment and performance of all liabilities and obligations under any and all notes, all hereinafter called "Obligations," the Borrower hereby grants to Bank a continuing security interest in:

     (a) All accounts, contracts, contract rights, notes, bills, drafts, acceptances, general intangibles, choses in action, and all other debts, obligations and liabilities, in whatever form, owing to Borrower from any person, firm or corporation, or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower, for goods sold by it or for services rendered by it or however otherwise same may have been established or created, all guarantees and securities therefor, all right, title and interest of Borrower in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit, all rights of an unpaid seller of merchandise or services, and in the proceeds thereof, including, without limitation, all proceeds of credit, fire or other insurance, and any tax refunds.

     (b) All goods, merchandise, raw materials, goods and work in process, finished goods and other tangible personal property, now owned or hereafter acquired and held for sale or lease, or furnished or to be furnished under contract of service, or used or consumed in Borrower's business and in the products and proceeds thereof, including, without limitation, all proceeds of fire or other insurance. This portion of the collateral being sometimes referred to as "Inventory."

     All of the accounts and other property as set forth in (a) above and Inventory as set forth in (b) above and the other property described in the Rider attached hereto are hereinafter referred to collectively as "Collateral."

     The Collateral and all proceeds and products thereof shall be security for all Obligations. Until all Obligations have been fully satisfied, Bank's security interest in the Collateral and all proceeds and products thereof, shall continue in full force and effect and Bank will at all times after the occurrence and during the continuance of an Event of Default (as defined in the Letter Agreement of even date between Bank and Borrower) have the right to take physical possession of the Inventory and to maintain such possession on Borrower's premises or to remove the Inventory or any part thereof to such other places as Bank may desire. If Bank exercises Bank's right to take possession of the Inventory, Borrower shall, upon Bank's demand, assemble the Inventory and make it available to Bank at a place reasonably convenient to Bank.

     If Borrower shall fail to pay, when due, any of the Obligations or shall fail to observe or perform any of the provisions of this Agreement or any other agreement now or hereafter entered into between Bank and Borrower, Borrower shall be in default hereunder. In the event of such default all Obligations of Borrower to Bank shall, at the option of the Bank, and without notice to or demand upon Borrower become and be immediately due and payable and thereupon Bank may exercise any and all rights and remedies of a secured party available under the Uniform Commercial Code and all other applicable law.

     Borrower represents, warrants and covenants that all Inventory is and will be owned by Borrower, free of all other liens and encumbrances, and shall be kept by Borrower at 304 Concord Road, Billerica, MA 01821* and that Borrower shall not (without Bank's prior written approval) remove the Inventory therefrom except for the purposes of sale in the ordinary course of business.

     Except for sales made in the ordinary course of business, Borrower shall not sell, encumber, grant a security interest in or dispose of or permit the sale, encumbrance or disposal of any Collateral without Bank's prior written consent. A sale in the ordinary course of business shall not include a transfer in total or partial satisfaction of a debt.

     Borrower shall perform any and all steps requested by Bank to perfect Bank's security interest in the Collateral, such as leasing warehouses to Bank or its designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to Bank. If any Inventory is in the possession or control of any of Borrower's agents or processors, Borrower shall notify such agents or processors of Bank's interest therein, and upon request instruct them to hold all such Inventory for Bank's account and subject to Bank's instructions. A physical listing of all Inventory, wherever located, shall be taken by Borrower whenever requested by Bank, and a copy of each such physical listing shall be supplied to Bank. Bank may examine and inspect the Inventory at any time.

     Borrower agrees to keep all the Inventory insured with coverage and amounts not less than that usually carried by one engaged in a like business and in any event not less than that required by Bank with loss payable to the Bank and Borrower, as their interests may appear, hereby appointing Bank as attorney for Borrower in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts. All premiums on such insurance shall be paid by Borrower and the policies delivered to Bank. If Borrower fails to do so, Bank may procure such insurance and charge the cost to Borrower's loan account. As further assurance for the payment and
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performance of the Obligations, Borrower hereby assigns to Bank all sums including returned or unearned premiums, which may become payable under any policy of insurance on the Collateral and Borrower hereby directs each insurance company issuing any such policy to make payment of such sums directly to Bank.

     If in the event of the sale of the Collateral the proceeds thereof are insufficient to pay all amounts to which Bank is legally entitled, Borrower will be liable for the deficiency, together with interest thereon and the reasonable fees of any attorney employed by Bank to collect such deficiency.

     Bank shall have the right to enforce any remedies hereunder alternatively, successively or concurrently. A waiver of any default of Borrower shall not be a waiver of any subsequent, similar or other default. No delay in the exercise of any of Bank's rights or remedies hereunder shall constitute a waiver of such right or remedy or of any other right or remedy.

     This Agreement shall not be construed to be in limitation of or in substitution for any other grant of security interest from Borrower to Bank made prior to or contemporaneously herewith, and no other such grant of a security interest made subsequent to or contemporaneously herewith shall be construed to be in limitation of or in substitution for this Agreement unless expressly and specifically provided therein.

     This Agreement shall take effect as a sealed instrument, shall be governed by and construed according to the laws of the Commonwealth of Massachusetts, shall be binding upon the heirs, executors, administrators, successors and assigns of Borrower and shall inure to the benefit of the successors and assigns of Bank.

*See attached Rider.

Witnessed by:                                  PERITUS SOFTWARE SERVICES, INC.
                                               -------------------------------
                                               BORROWER

/s/ illegible                                  By: /s/ Allen K. Deary
------------------------------                    ----------------------------
FLEET NATIONAL BANK                            Its  TITLE



By:  /s/ Thomas Davies                         Address: 304 Concord Road
     -------------------------                          ----------------------
Its                                                     NUMBER AND STREET

                                                        Billerica, MA  01821
                                                        ----------------------
                                                        CITY, COUNTY AND STATE

                    RIDER TO INVENTORY, ACCOUNTS RECEIVABLE
                      AND INTANGIBLES SECURITY AGREEMENT
                     FROM PERITUS SOFTWARE SERVICES, INC.
                            TO FLEET NATIONAL BANK



     For the purposes of the foregoing Inventory, Accounts Receivable and Intangibles Security Agreement (the "Security Agreement"), the "Collateral" will be deemed to include all of the following (collectively, the "Intangibles"), all whether now existing and owned by the Borrower or hereafter arising or acquired: all of the Borrower's know-how, trade secrets, copyrights, patents, trade names, trademarks, service marks and licenses and the goodwill of the business associated with the foregoing, including, without limitation, the patents and trademarks described on Exhibit A hereto and the goodwill of the business associated therewith. The Borrower hereby grants to the Bank a security interest in the Intangibles to secure payment and performance of the Obligations. Except as shown on Exhibit A hereto, none of the Intangibles owned by the Borrower is the subject of any state or federal registration. The Borrower agrees that it will not dispose of any of the Intangibles or any interest therein or grant a security interest in any of the Intangibles (other than to the Bank) nor suffer or permit to exist any other encumbrance thereon without , in each instance, the prior written consent of the Bank. The Borrower warrants that it has unencumbered title to or right to use the Intangibles and full right and authority to grant to the Bank the within security interest in the Intangibles. The Borrower agrees to defend its title to the Intangibles and to take all steps reasonably necessary to preserve its title to the Intangibles and ability to use same, including defense of any claims of infringement and action against any infringers. Upon the occurrence of any Event of Default (as defined in the Letter Agreement of even date herewith between the Bank and the Borrower), the Borrower will assemble and make available to the Bank all books, records and data, whether in written form or electronically recorded representing any of the Intangibles (including, without limitation, all source codes for the Borrower's software).

     Notwithstanding the provisions of the fifth grammatical paragraph of the Security Agreement, the Borrower may keep Inventory at the locations described in Item 2.1(j) of the Disclosure Schedule attached to the aforesaid Letter Agreement in addition to its above-described Billerica, Massachusetts location.

                                   EXHIBIT A
                                   ---------

                      TRADEMARKS, PATENTS AND COPYRIGHTS

                                    PATENTS
                                    -------

Registered Patents
------------------

     None.

Patent Applications
-------------------

             Title                Application Serial No.        Filing Date
             -----                ----------------------        -----------

      Process and Tool for              08/550,869           October 31, 1995
      Scalable Automated
      Data Field Replacement

      Code Analyzer                     60/007,134           October 31, 1995
      (Provisional)

      Code Analyzer                     08/555,932           November 13, 1995


                                  TRADEMARKS
                                  ----------

Marks with Federal Registration
-------------------------------

     Marks                        Registration No./Date
     -----                        ---------------------

     PERITUS (SKILLED)            1,968,718/April 16, 1996


Marks with Pending Applications
-------------------------------

     Marks                        Serial No./Filing Date
     -----                        ----------------------

     AUTOENHANCER/2000            75-021,443/November 17, 1995

     AUTOMATE:2000                75-017,923/November 13, 1995


                                  COPYRIGHTS
                                  ----------

                                               Registration
                                               ------------
     Work           Author         Owner          Number         Registered
     ----           ------         -----          ------         ----------

                                   None.